UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     Conversion Services International, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

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
               Delaware                                                      20-1010495
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(State of Incorporation or Organization)                       (I.R.S. Employer Identification No.)


100 Eagle Rock Avenue, East Hanover, New Jersey                                 07936
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(Address of Principal Executive Offices)                                      (Zip Code)
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
N/A


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                      Name of Each Exchange on Which
         To be so Registered                      Each Class is to be Registered

    Common Stock, $.001 par value                   American Stock Exchange LLC
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Securities to be registered pursuant to Section 12(g) of the Act: None

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Item 1.  Description of Registrant's Securities to be Registered.

         A description of the registrant's common stock can be found on page 72 of the registrant's Amendment No. 2 to the Registration Statement on Form SB-2/A, Registration No. 333- 124587 (under the Caption "Description of Securities - Common Stock"), filed with the Securities and Exchange Commission on June 13, 2005, and incorporated herein by reference.

Item 2.  Exhibits.

         N/A

                                   SIGNATURES

Pursuant to the requirements of Section 12 the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

September 16, 2005         CONVERSION SERVICES INTERNATIONAL, INC.


                           By: /s/ Scott Newman
                                ----------------------------------
                                Name:  Scott Newman
                                Title:     President and Chief Executive Officer